UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1.	Report to Stockholders

The Semiannual Report to stockholders of the registrant for the six months ending June 30, 2025, is filed herewith.

FIRST HALF 2025
SEMIANNUAL REPORT

NYSE: EIC

Eagle Point Income Company Inc.
Semiannual Report – June 30, 2025

August 12, 2025

LETTER TO STOCKHOLDERS AND MANAGEMENT DISCUSSION OF COMPANY PERFORMANCE

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2025.

The primary investment objective of the Company is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these objectives by investing primarily in the junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets in CLO equity securities as well as other securities and instruments that are consistent with our investment objectives.

The Company benefits from the specialized investment experience of Eagle Point Income Management LLC (“Eagle Point” or the “Adviser”), which applies its proprietary, private markets-style investment process to CLO investing. This process seeks to maximize returns while mitigating risks. We believe the scale and experience of our Adviser and its affiliates in CLO investing provides the Company with meaningful advantages.

The Company navigated a challenging market backdrop in the first half of 2025. Despite this, for the six months ended June 30, 2025, the Company had an increase in net assets resulting from operations of $2.4 million, or $0.10 per weighted average common share.1 This represents a non-annualized GAAP return on our common equity of 0.66%.2 The Company’s net asset value (“NAV”) per share decreased from $14.99 to $14.08 for the same period.

During the first half of 2025, we:

•Generated GAAP net investment income (“NII”) and realized capital gains of $0.83 per weighted average common share.

•Received recurring cash flows from our investment portfolio of $34 million, or $1.38 per weighted average common share.

•Paid $1.20 per share in cash distributions to our common stockholders.

•Proactively managed our CLO junior debt and equity portfolio so that weighted average effective yield (“WAEY”) stood at 10.6% as of June 30, 2025.

•Launched a share repurchase program to buy back up to $50 million of the Company’s common stock in the open market. As of June 30, 2025, over 488,000 shares were repurchased for $6.5 million, at an average price of $13.28 per share. These discounted repurchases resulted in $0.02 per share of NAV accretion.

Our portfolio continued to perform as designed in the first half of 2025, generating recurring cash flows amid a rapidly shifting market landscape. The second quarter started with heightened concerns relating to global trade and its impact on economic growth, followed by tensions in the Middle East. Market concerns have subsided, and the stock market led a broader rebound across asset classes. We observed a healthy increase in CLO trading activity during late April and May, and reset and refinancing activity picking up meaningfully. In Q2, this resulted in over $16 million of our CLO debt portfolio being repaid at par. In addition to providing liquidity for our repurchase program, we also invested $40 million, generally at discounts to par.

While CLO junior debt remains a significant majority of the Company’s portfolio, the portfolio’s CLO equity exposure continues to help enhance the Company’s earnings ability. CLO equity is well-positioned to weather periods of market volatility and capture discounts during times of dislocation. The performance of our portfolio through volatility has demonstrated the resilience of the Company’s investment strategy.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “EIC.” As of June 30, 2025, the NAV per share of our common stock was $14.08. The trading price of the Company’s common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $13.67 on June 30, 2025, representing a 2.9% discount to NAV per share.3 For the six months ended June 30, 2025, the Company’s non-annualized total return to common stockholders, on a market price basis and assuming reinvestment of distributions, was -4.4%.4

From our IPO on July 23, 2019 through June 30, 2025, our common stock has traded on average at a 0.9% premium to NAV. As of July 31, 2025, the closing price per share of our common stock was $12.99, a discount of 7.7% compared to the NAV as of June 30, 2025. Given the discounted levels our common stock has experienced, the Board authorized a $50 million share repurchase program. Immediately after the announcement in early June, we were particularly active with the program. As of June 30, 2025, the company had repurchased over 488,000 shares for $6.5 million, at an average share price of $13.28. These discounted repurchases resulted in $0.02 per share of NAV accretion. We plan to continue to be active when we believe the market undervalues EIC.

Earlier in the year, in connection with our ATM offering program, we sold 5.6 million shares of our common stock at a premium to NAV for total net proceeds to the Company of $84 million. The common stock issuance resulted in $0.10 per share of NAV accretion for the six months ended June 30, 2025.

During the first half of 2025, the Company paid distributions to common stockholders totaling $1.20 per share.5 The Company also declared regular monthly common distributions of $0.13 per share, through December 2025. An investor who purchased common stock as part of our IPO in July 2019 has received total cash distributions of $10.62 per share through June 2025. A portion of these distributions was comprised of a return of capital.5

For the quarter ended March 31, 2025, the Company recorded NII plus realized gains of $0.44 per weighted average common share, and for the quarter ended June 30, 2025, the Company recorded NII plus realized gains of $0.39 per weighted average common share.

We also want to highlight the Company’s dividend reinvestment plan (“DRIP”) for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If 95% of the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (of 5%) to the prevailing market price. If 95% of the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the lesser of our NAV per share and the prevailing market price, subject to the terms in the DRIP. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Other Securities

In addition to our common stock, the Company has three preferred equity securities which trade on the NYSE, summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
5.00% Series A Term Preferred Stock due 2026	EICA	$38.0 million	5.00%	Monthly	Callable	October 2026
7.75% Series B Term Preferred Stock due 2028	EICB	$47.0 million	7.75%	Monthly	Callable	July 2028
8.00% Series C Term Preferred Stock due 2029	EICC	$71.8 million	8.00%	Monthly	April 2026	April 2029

Leverage

The weighted average maturity on our preferred stock as of June 30, 2025 was 3.4 years. In addition, all of our preferred stock financing is fixed rate, providing us with certainty in a dynamic rate environment.

We had leverage equal to 30.7% of total assets (less current liabilities) as of June 30, 2025. Over the long term, management expects the Company to operate under normal market conditions generally with leverage of between 25% and 35% of total assets (less current liabilities). Based on applicable market conditions at any given time, or should significant opportunities present themselves, the Company may incur leverage in excess of this amount, subject to applicable regulatory and contractual limits.

Portfolio Overview

First Half 2025 Portfolio Update

As of June 30, 2025, we had 163 CLO investments in our portfolio, the significant majority of which are BB-rated (or equivalent) CLO junior debt. The WAEY on the aggregate portfolio of CLO debt and equity investments was 10.6% as of this date, based on amortized cost.

During the first half of 2025, we deployed $162 million of gross capital into CLO debt, CLO equity and other investments. Sales and paydowns of CLO debt during the same time period totaled $57 million with the Company generating $0.06 per share of realized gains. We believe the new investments will generate strong cash flows and more NII for the Company in the coming quarters. The newly purchased CLO debt investments had a WAEY to maturity of 9.6% at the time of the purchase, while CLO equity investments had a WAEY of 17.3%.6

We continue to evaluate attractive investment opportunities on our behalf predominantly in the secondary market, which presently offers better relative value than the primary market. Maintaining exposure to varied CLO vintage periods remains an important part of our investment approach.

For the six months ended June 30, 2025, we received recurring cash flows of $34 million, or $1.38 per weighted average common share, from our investment portfolio, compared to cash flows of $23 million, or $1.75 per weighted average common share, collected during the first half of 2024. A key factor contributing to the year-over-year decline in per share cash flows was the decline in Secured Overnight Financing Rate (“SOFR”), which has historically tracked short-term interest rates.

Within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the investments held as of June 30, 2025.

Market Overview7

Loan Market

For the first half of 2025, loan performance temporarily faced pressure, consistent with broader market volatility, but largely recovered by the end of June. Average leveraged loan prices finished the first half of 2025 at 96.48, a modest increase from 96.37 at the beginning of the year. The S&P UBS Leveraged Loan Index,8 which is a broad index followed by many tracking the corporate loan market, generated a non-annualized total return of 3.0% in the first half of 2025.

Gross loan issuance totaled over $441 billion for the first half of 2025, compared to $703 billion for the first half of 2024. However, net new loan issuance for the year has been more measured at just $102 billion due to substantial refinancings, repricings and repayments. Total institutional loans outstanding stood at $1.5 trillion as of June 30, 2025.

Credit quality continues to show stability, with the trailing 12-month par-weighted default rate holding steady at 1.11% at the end of June, up slightly from year-end 2024 (0.91%) and well below the long-term average of 2.57%.9 While many CLO investors focus on default rates, we believe the market does not give enough consideration to loan repayment rates and the reinvestment periods within CLOs, which allows CLOs to purchase loans at a discount in choppier markets.

Importantly, with over $118 billion of BSLs repaying at par in the first half of 2025, the 12-month trailing loan repayment rate decreased to 20.9% as of June 30, 2025, down from 27.9% at the end of 2024. With 1.7% of the loan market set to mature prior to 2027, the “maturity wall” continues to be pushed out, and we do not view loan maturities as a meaningful risk. Only 2.1% of the loan portfolios underlying our CLO positions mature prior to 2027, pushing out the maturity wall and mitigating near-term loan maturity risk.

CLO Market

The CLO market saw $100 billion of new gross CLO issuance in the first half of 2025, but due to repayments at par of many CLO securities, net issuance remained much more measured at $48 billion.

CLO reset and refinancing activity remained robust, driven by strong CLO debt investor demand and attractive economics, further enhancing the value of existing CLO equity investments. The first half of 2025 saw $108 billion of resets and $49 billion of reﬁnancings.

In the first half of 2025, there were $34 billion of CLO AAA paydowns, and research reports estimated another $17 billion of CLO AAA paydowns in July. We believe that absent unexpected volatility, tightening pressure on CLO AAA spreads will likely remain and encourage more CLO reset and refinancing activity. Our CLO equity portfolio’s weighted average CLO AAA financing cost is currently 140 bps over SOFR.

Throughout the first half of 2025, SOFR, which largely tracks short-term interest rates, followed a relatively flat trajectory and remains anchored in the 4.3% zone. This principally impacts our CLO debt portfolio as the coupons on our CLO debt positions are directly linked to SOFR.

As of June 30, 2025, CLO BB discount margins (“DMs”) averaged 588 bps over SOFR, a decrease of 55 bps since the end of 2024. At today’s SOFR level, we believe CLO BBs represent an attractive investment opportunity relative to BB-rated corporate loans and bonds.

The underlying fundamentals of CLO portfolios remain strong. The median market-wide CCC-rated loan exposure for US CLOs was 6.5%, with average BBB overcollateralization cushions of 3.5% on June 30, 2025. Our Company’s portfolio compares favorably, with CCC-rated loan exposure at 5.8% and average overcollateralization cushions of 4.9%. This conservative exposure underscores our strong portfolio quality relative to market averages.

We believe the CLO equity market is poised for strong returns as we move through the back half of the year. Historically, CLO equity performance trails leveraged loans which in turn trails stock performance. As previously referenced, leveraged loan prices have now mostly recovered since peak volatility earlier this year; however, CLO equity has yet to fully benefit. This suggests potential upside to CLO equity investors assuming overall market stability.

Additionally, AAA CLO spreads have not fully retraced despite the recovery in underlying loans. Prior to early April, these spreads were as tight as 110 bps over SOFR; today they hover around 130 bps over SOFR. This dynamic is notable as it makes new issue arbitrage for CLO equity investors less compelling for the time being.

We expect several factors will be working in favor of our CLO equity portfolio through year-end, including a catch-up in broader CLO equity valuations, the optionality realized from strategic resets and refinancings and the accretive impact of discounted loan purchases made in April and May now rallying. These developments should ultimately boost CLO equity cash flows and positively impact our NII over time. Against that, we are mindful of the potential for loan spread compression should markets remain strong.

We continue to find attractive investment opportunities across the CLO market in junior CLO debt and CLO equity. The recent market volatility that began in the latter part of the first quarter created buying opportunities. Our Company capitalized on this by investing in both high-yielding CLO debt and equity. Looking forward, our portfolio is well-positioned for the remainder of 2025 and we are confident about continuing to deliver value to EIC shareholders.

Additional Information

In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.eaglepointincome.com), press releases and other public disclosures.

ABOUT OUR ADVISER

Eagle Point Income Management LLC is a specialist asset manager focused exclusively on investing in CLO securities and related investments. As of June 30, 2025, our Adviser and its affiliates have over $12 billion of assets under management (inclusive of undrawn capital commitments).10

Subsequent Developments

Beginning in the third quarter, the Company changed its regular monthly distribution to $0.13 per share. In light of 100 bps of Fed rate cuts over the past year, the new distribution level is more closely aligned with the Company’s near-term earning potential in today's lower interest rate environment.

On July 31, 2025, the Company paid a monthly distribution of $0.13 per share of its common stock, a monthly distribution of $0.104167 per share of the Series A Term Preferred Stock, a monthly distribution of $0.161459 per share of the Series B Term Preferred Stock and a monthly distribution of $0.166667 per share of the Series C Term Preferred Stock to holders of record as of July 11, 2025. As previously announced, the Company has declared the following monthly distributions on its common stock, Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock.

Security	Amount per Share	Record Dates	Payable Dates
Common Stock Regular	$0.13	August 11, 2025 September 10, 2025 October 14, 2025 November 10, 2025 December 11, 2025	August 29, 2025 September 30, 2025 October 31, 2025 November 28, 2025 December 31, 2025
Series A Term Preferred Stock	$0.104167
Series B Term Preferred Stock	$0.161459
Series C Term Preferred Stock	$0.166667

In the period from July 1, 2025 through July 31, 2025, the Company received recurring cash distributions on its investment portfolio of $17 million. During that same period, the Company received an additional $30 million in capital from realization of investments, and deployed $12 million into CLO debt, CLO equity and other investments. As of July 31, 2025, the Company had $51 million of cash available for investment, inclusive of the undrawn commitment in the revolving credit facility.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski
Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2025. The views and opinions in this letter were current as of July 31, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the US Securities and Exchange Commission.

Notes

1 “Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period.

2 Return on common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

3 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

4Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.

5To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV.

6Weighted average effective yield is based on an investment’s amortized cost and expected future cash flows whereas weighted average expected yield is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.

7Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan and Pitchbook LCD.

8 The S&P UBS Leveraged Loan Index, formerly the Credit Suisse Leveraged Loan Index, tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.

9“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

10Calculated in the aggregate with its affiliate Eagle Point Credit Management LLC and certain other affiliated advisers.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Income Company Inc.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website (www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset values (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look-through basis to the collateralized loan obligation (“CLO”) and other related investments held by the Company as of June 30, 2025 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2025 and from custody statements and/or other information received from CLO collateral managers, or other third-party sources.

Summary of Portfolio Investments (as of 6/30/2025)[1]

Cash and Borrowing Capacity: $20.3 million[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2025)[2]
Number of Unique Underlying Loan Obligors	1,464
Largest Exposure to an Individual Obligor	0.56%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	4.94%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[3]	94.99%
Weighted Average OC Cushion Senior to the Security[4]	4.88%
Weighted Average Market Value of Loan Collateral	96.99%
Weighted Average Stated Loan Spread	3.29%
Weighted Average Loan Rating[5]	B+/B
Weighted Average Loan Maturity	4.5 years
Weighted Average Remaining CLO Equity Reinvestment Period	3.4 years

Top 10 Underlying Obligors[2]
Obligor	% of Total
Asurion	0.6%
Transdigm	0.6%
Medline Industries	0.5%
Ineos	0.5%
Virgin Media	0.5%
Mcafee	0.5%
Calpine Construction	0.5%
Tibco Software	0.5%
American Airlines	0.5%
Cotiviti	0.4%
Total	4.9%

Rating Distribution of Underlying Obligors[2,5]

Top 10 Industries of Underlying Obligors[2,6,7]
Industry	% of Total
Technology: Software & Services	12.2%
Health Care Providers & Services	5.4%
Hotels, Restaurants & Leisure	5.2%
Media	4.7%
Professional Services	4.3%
Diversified Financial Services	4.1%
Commercial Services & Supplies	3.8%
Insurance	3.8%
Chemicals	3.4%
Diversified Telecommunication Services	3.1%
Total	50.2%

Maturity Distribution of Underlying Obligors[2]

Notes

1The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of June 30, 2025. Cash and borrowing capacity represents cash net of pending trade settlements and includes available capacity on the Company’s credit facility as of June 30, 2025. Borrowings under the credit facility are subject to applicable regulatory and contractual limits.

2 Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third-party data sources, June 2025 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2025 and this data may not be representative of current or future holdings. The Weighted Average Remaining Reinvestment Period information is based on the fair value of CLO equity investments held by the Company at the end of the reporting period.

3Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.

4The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on June 30, 2025.

5Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

6Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

7Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown.

Consolidated Financial Statements for the Six Months Ended
June 30, 2025 (Unaudited)

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $547,819,976)	$520,951,685
Cash and cash equivalents	6,256,993
Interest receivable	13,276,464
Receivable for shares of common stock issued pursuant to the Company’s reinvestment plan	1,365,835
Excise tax refund receivable	51,412
Prepaid expenses	381,983
Total Assets	$542,284,372

LIABILITIES
5.00% Series A Term Preferred Stock due 2026, at fair value (aggregate principal amount of $38,041,225) (Note 6)	37,052,153
7.75% Series B Term Preferred Stock due 2028, at fair value (aggregate principal amount of $46,973,825) (Note 6)	46,954,569
8.00% Series C Term Preferred Stock due 2029, at fair value (aggregate principal amount of $71,800,900) (Note 6)	72,179,746
Borrowing under credit facility (less unamortized deferred financing costs of $10,548)	8,489,452
Payable for securities purchased	2,018,750
Management fees payable	1,655,016
Professional fees payable	260,712
Directors’ fees payable	127,500
Administration fees payable	111,521
Interest expense payable	65,285
Deferred tax liability	63,173
Tax expense payable	11,100
Due to affiliates	2,682
Other expenses payable	26,041
Total Liabilities	169,017,700

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, at 0.001 par value, 150,000,000 shares authorized, 26,514,399 shares issued and outstanding	$373,266,672

NET ASSETS consist of:
Paid-in capital (Note 5)	$422,031,712
Aggregate distributable earnings (losses)	(50,070,846)
Accumulated other comprehensive income (loss)	1,305,806
Total Net Assets	$373,266,672
Net asset value per share of common stock	$14.08

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer(1)	Investment Description(2)(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	% of Net Assets
Investments, at Fair Value
Collateralized Loan Obligation Debt(6)
Structured Finance
AGL CLO 12 Ltd.	Secured Note - Class E, 10.68%, (3M SOFR + 6.41%, due 07/20/2034)	08/18/2023	$3,975,000	$3,869,446	$3,945,188	1.06%
AGL CLO 14 Ltd.	Secured Note - Class E-R, 10.52%, (3M SOFR + 6.25%, due 12/02/2034)	04/24/2025	1,000,000	961,250	990,400	0.27%
AGL CLO 17 Ltd.	Secured Note - Class E-R, 8.92%, (3M SOFR + 4.65%, due 01/21/2035)	01/24/2025	5,000,000	5,000,225	4,765,500	1.28%
AGL CLO 23 Ltd.	Secured Note - Class E-R, 8.97%, (3M SOFR + 4.70%, due 04/20/2038)	03/14/2025	5,000,000	4,869,200	4,879,000	1.31%
AGL CLO 39 Ltd.	Secured Note - Class E, 8.71%, (3M SOFR + 4.50%, due 04/20/2038)	02/28/2025	1,100,000	1,100,000	1,090,760	0.29%
AMMC CLO 25, Ltd.	Secured Note - Class E-R, 11.01%, (3M SOFR + 6.75%, due 04/15/2035)	06/10/2024	5,000,000	5,000,000	5,019,000	1.34%
Anchorage Capital CLO 11, Ltd.	Secured Note - Class E-R2, 11.60%, (3M SOFR + 7.33%, due 07/22/2037)	06/07/2024	5,000,000	4,952,631	5,080,000	1.36%
Apidos CLO XXXIX, Ltd.	Secured Note - Class E, 11.27%, (3M SOFR + 7.00%, due 04/21/2035)	08/23/2024	4,850,000	4,852,425	4,849,515	1.30%
Ares XXVII CLO Ltd.	Secured Note - Class E-R3, 11.03%, (3M SOFR + 6.75%, due 10/28/2034)	11/05/2024	2,000,000	2,000,000	2,000,000	0.54%
Ares XXXIV CLO Ltd.	Secured Note - Class E-R, 11.39%, (3M SOFR + 7.11%, due 04/17/2033)	08/08/2023	1,517,600	1,388,104	1,517,448	0.41%
Ares LII CLO Ltd.	Secured Note - Class E-RR, 9.77%, (3M SOFR + 5.50%, due 04/22/2031)	01/24/2025	5,000,000	5,000,000	5,022,000	1.35%
Ares LIV CLO Ltd.	Secured Note - Class E, 11.86%, (3M SOFR + 7.60%, due 10/15/2032)	03/20/2024	2,425,000	2,386,801	2,425,000	0.65%
Ares LIX CLO Ltd.	Secured Note - Class E, 10.79%, (3M SOFR + 6.51%, due 04/25/2034)	04/03/2024	3,700,000	3,703,250	3,699,630	0.99%
Ares LVII CLO Ltd.	Secured Note - Class E-R, 10.81%, (3M SOFR + 6.53%, due 01/25/2035)	05/15/2024	5,150,000	5,162,208	5,130,945	1.37%
Ares LXII CLO Ltd.	Secured Note - Class E, 11.04%, (3M SOFR + 6.76%, due 01/25/2034)	08/14/2024	3,850,000	3,844,225	3,851,540	1.03%
Ares Loan Funding IX Ltd.	Secured Note - Class E, 9.24%, (3M SOFR + 5.00%, due 03/31/2038)	03/03/2025	3,500,000	3,500,000	3,469,550	0.93%
Bain Capital Credit CLO 2022-3, Limited	Secured Note - Class E, 11.63%, (3M SOFR + 7.35%, due 07/17/2035)	05/01/2025	5,000,000	4,924,999	4,974,999	1.33%
Barings CLO Ltd. 2018-IV	Secured Note - Class E, 10.34%, (3M SOFR + 6.08%, due 10/15/2030)	10/26/2018	840,000	837,149	828,911	0.22%
Battalion CLO XII Ltd.	Secured Note - Class E, 10.68%, (3M SOFR + 6.35%, due 05/17/2031)	10/04/2018	5,060,000	4,948,309	4,309,096	1.15%
Battalion CLO XXI Ltd.	Secured Note - Class E, 10.98%, (3M SOFR + 6.72%, due 07/15/2034)	06/08/2022	5,375,000	5,051,926	4,617,125	1.24%
Benefit Street Partners CLO XXV, Ltd.	Secured Note - Class E-R, 8.86%, (3M SOFR + 4.60%, due 01/15/2035)	02/05/2025	2,350,000	2,350,000	2,335,665	0.63%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 10.14%, (3M SOFR + 5.86%, due 04/26/2031)	10/04/2018	1,050,000	1,008,931	1,028,475	0.28%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D, 11.14%, (3M SOFR + 6.86%, due 04/24/2029)	10/04/2018	3,600,000	3,595,528	3,599,640	0.96%
Capital Four US CLO I Ltd.	Secured Note - Class E, 11.46%, (3M SOFR + 7.19%, due 01/18/2035)	03/20/2025	2,400,000	2,307,000	2,302,800	0.62%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D, 11.23%, (3M SOFR + 6.96%, due 04/20/2031)	08/19/2019	3,475,000	3,340,442	3,474,653	0.93%
Carlyle US CLO 2021-10 Ltd.	Secured Note - Class E-R, 11.02%, (3M SOFR + 6.75%, due 01/20/2038)	12/04/2024	5,000,000	5,000,000	5,075,000	1.36%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 11.61%, (3M SOFR + 7.35%, due 04/15/2035)	08/23/2024	2,250,000	2,231,550	2,249,775	0.60%
Carlyle US CLO 2025-1, Ltd.	Secured Note - Class E, 10.01%, (3M SOFR + 5.70%, due 04/25/2038)	04/01/2025	1,350,000	1,350,000	1,353,375	0.36%
CarVal CLO II Ltd.	Secured Note - Class E-R2, 10.77%, (3M SOFR + 6.50%, due 04/20/2032)	11/26/2024	4,850,000	4,850,000	4,821,870	1.29%
CBAM 2021-15, LLC	Secured Note - Class E-R, 9.80%, (3M SOFR + 5.50%, due 01/20/2038)	02/05/2025	2,975,000	2,975,000	2,937,515	0.79%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR, 10.53%, (3M SOFR + 6.26%, due 01/22/2031)	10/04/2018	5,000,000	4,819,616	5,009,000	1.34%
CIFC Funding 2017-I, Ltd.	Secured Note - Class E-RR, 11.01%, (3M SOFR + 6.74%, due 04/21/2037)	08/05/2024	5,000,000	4,933,422	5,000,500	1.34%
CIFC Funding 2017-III, Ltd.	Secured Note - Class E-R, 10.97%, (3M SOFR + 6.70%, due 04/20/2037)	10/01/2024	3,000,000	3,004,680	3,008,400	0.81%
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 10.02%, (3M SOFR + 5.75%, due 10/20/2037)	09/27/2024	800,000	800,000	804,880	0.22%
CIFC Funding 2018-III, Ltd.	Secured Note - Class E, 10.03%, (3M SOFR + 5.76%, due 07/18/2031)	08/16/2023	4,750,000	4,418,087	4,775,175	1.28%
CIFC Funding 2021-III, Ltd.	Secured Note - Class E-1, 10.92%, (3M SOFR + 6.66%, due 07/15/2036)	08/18/2023	3,750,000	3,651,563	3,749,625	1.00%
CIFC Funding 2022-II, Ltd.	Secured Note - Class E-R, 9.02%, (3M SOFR + 4.75%, due 04/19/2035)	01/29/2025	3,340,000	3,340,000	3,285,224	0.88%
Cook Park CLO, Ltd.	Secured Note - Class E, 9.94%, (3M SOFR + 5.66%, due 04/17/2030)	10/04/2018	4,575,000	4,511,031	4,542,518	1.22%
Dryden 123 CLO, Ltd.	Secured Note - Class E, 9.12%, (3M SOFR + 4.85%, due 04/15/2038)	02/19/2025	5,000,000	5,000,000	4,965,500	1.33%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 9.67%, (3M SOFR + 5.41%, due 01/15/2031)	10/04/2018	500,000	488,144	466,750	0.13%
Dryden 43 Senior Loan Fund, Ltd.	Secured Note - Class E-R3, 10.93%, (3M SOFR + 6.66%, due 04/20/2034)	12/03/2024	5,010,000	4,882,073	4,916,814	1.32%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 11.27%, (3M SOFR + 7.01%, due 07/15/2035)	04/10/2024	5,300,000	5,107,506	5,131,460	1.37%
Dryden 98 CLO, Ltd.	Secured Note - Class E, 10.67%, (3M SOFR + 6.40%, due 04/20/2035)	03/26/2025	4,850,000	4,692,375	4,707,410	1.26%
Elmwood CLO X Ltd.	Secured Note - Class E-R, 10.12%, (3M SOFR + 5.85%, due 04/20/2034)	04/11/2025	3,925,000	3,743,469	3,925,000	1.05%
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 11.02%, (3M SOFR + 6.75%, due 04/20/2037)	08/05/2024	5,000,000	5,000,911	4,942,000	1.32%
Elmwood CLO 20 Ltd.	Secured Note - Class E-R, 10.28%, (3M SOFR + 6.00%, due 01/17/2037)	08/08/2024	1,875,000	1,871,250	1,872,563	0.50%
Elmwood CLO 22 Ltd.	Secured Note - Class E-R, 9.08%, (3M SOFR + 4.80%, due 04/17/2038)	03/12/2025	2,000,000	2,000,000	1,986,600	0.53%
Elmwood CLO 34 Ltd.	Secured Note - Class E, 9.81%, (3M SOFR + 5.35%, due 10/17/2037)	10/11/2024	5,000,000	5,000,000	5,029,500	1.35%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 12.23%, (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,841,616	4,940,000	1.32%
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 11.62%, (3M SOFR + 7.35%, due 10/22/2037)	08/06/2024	2,850,000	2,850,000	2,825,205	0.76%
Generate CLO 17 Ltd.	Secured Note - Class E, 10.42%, (3M SOFR + 6.15%, due 10/22/2037)	07/24/2024	3,130,000	3,129,710	3,154,414	0.85%
Green Lakes Park CLO, LLC.	Secured Note - Class E-RR, 9.03%, (3M SOFR + 4.75%, due 01/25/2038)	03/07/2025	5,000,000	4,940,640	4,871,500	1.31%
Harbor Park CLO, Ltd.	Secured Note - Class E, 10.13%, (3M SOFR + 5.86%, due 01/20/2031)	08/08/2023	2,250,000	2,211,138	2,254,050	0.60%
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 10.57%, (3M SOFR + 6.30%, due 04/20/2035)	03/19/2024	5,004,000	4,861,891	4,777,819	1.28%
KKR CLO 14 Ltd.	Secured Note - Class E-R, 10.67%, (3M SOFR + 6.41%, due 07/15/2031)	12/20/2023	2,700,000	2,598,771	2,631,690	0.71%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 11.91%, (3M SOFR + 7.65%, due 04/15/2034)	10/25/2024	2,760,000	2,751,563	2,652,359	0.71%
KKR CLO 22 Ltd.	Secured Note - Class E, 10.53%, (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	5,075,000	4,924,553	5,015,115	1.34%
KKR CLO 26 Ltd.	Secured Note - Class E-R, 11.67%, (3M SOFR + 7.41%, due 10/15/2034)	08/08/2023	2,650,000	2,583,223	2,605,745	0.70%
KKR CLO 27 Ltd.	Secured Note - Class E-R2, 10.51%, (3M SOFR + 6.25%, due 01/15/2035)	12/10/2024	3,000,000	3,000,000	2,902,500	0.78%
KKR CLO 29 Ltd.	Secured Note - Class E-R, 11.34%, (3M SOFR + 7.08%, due 07/15/2037)	04/29/2025	2,000,000	1,962,500	1,969,400	0.53%
KKR CLO 32 Ltd.	Secured Note - Class E-R, 11.36%, (3M SOFR + 7.10%, due 04/15/2037)	08/08/2024	5,500,000	5,479,375	5,452,700	1.46%
KKR CLO 49 Ltd.	Secured Note - Class E-R, 11.09%, (3M SOFR + 6.82%, due 10/20/2037)	10/08/2024	1,925,000	1,886,500	1,909,985	0.51%
Lakeside Park CLO, Ltd.	Secured Note - Class E, 8.86%, (3M SOFR + 4.60%, due 04/15/2038)	03/07/2025	5,000,000	5,000,000	4,960,000	1.33%
LCM XVIII, L.P.	Secured Note - Class E-R, 10.48%, (3M SOFR + 6.21%, due 07/20/2031)	10/04/2018	600,000	598,986	475,740	0.13%
Madison Park Funding XXIX, Ltd.	Secured Note - Class E-R, 10.17%, (3M SOFR + 5.85%, due 03/25/2038)	03/07/2025	2,375,000	2,375,000	2,352,438	0.63%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 10.59%, (3M SOFR + 6.31%, due 11/21/2030)	08/15/2019	3,375,000	3,277,783	3,369,263	0.90%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 10.80%, (3M SOFR + 6.53%, due 07/19/2034)	10/28/2021	5,000,000	4,987,520	4,995,000	1.34%
Magnetite XLV, Limited	Secured Note - Class E, 8.78%, (3M SOFR + 4.50%, due 04/15/2038)	03/12/2025	1,125,000	1,125,000	1,123,650	0.30%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 11.50%, (3M SOFR + 7.24%, due 04/15/2032)	06/04/2019	3,500,000	3,381,592	3,386,950	0.91%
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Secured Note - Class E-R, 10.42%, (3M SOFR + 6.15%, due 10/20/2037)	11/01/2024	1,838,000	1,838,000	1,837,816	0.49%
Neuberger Berman CLO XVII, Ltd.	Secured Note - Class E-R3, 11.02%, (3M SOFR + 6.75%, due 07/22/2038)	08/05/2024	875,000	871,500	888,913	0.24%
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 11.27%, (3M SOFR + 7.00%, due 10/19/2038)	08/08/2024	2,300,000	2,300,000	2,348,530	0.63%
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class E-R2, 9.27%, (3M SOFR + 5.00%, due 01/20/2039)	04/07/2025	4,000,000	3,720,000	3,961,200	1.06%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R2, 9.76%, (3M SOFR + 5.50%, due 04/16/2039)	03/14/2025	5,000,000	5,000,000	4,968,000	1.33%
Neuberger Berman Loan Advisers CLO 38, Ltd.	Secured Note - Class E-R2, 8.87%, (3M SOFR + 4.60%, due 10/20/2036)	02/14/2025	5,000,000	5,000,000	4,913,500	1.32%
OCP CLO 2019-16, Ltd.	Secured Note - Class E-R, 10.82%, (3M SOFR + 6.61%, due 04/10/2033)	05/02/2025	3,950,000	3,932,225	3,949,605	1.06%
Octagon 51, Ltd.	Secured Note - Class E-R, 9.92%, (3M SOFR + 5.65%, due 07/20/2034)	02/06/2025	2,200,000	2,200,000	2,147,860	0.58%
Octagon 56, Ltd.	Secured Note - Class E, 11.05%, (3M SOFR + 6.79%, due 10/15/2034)	02/20/2025	5,500,000	5,352,050	5,146,900	1.38%
Octagon Investment Partners XV, Ltd.	Secured Note - Class E-R, 11.55%, (3M SOFR + 7.26%, due 07/19/2030)	07/18/2024	2,885,000	2,867,373	2,884,712	0.77%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D-R, 11.52%, (3M SOFR + 7.25%, due 10/20/2037)	08/06/2024	4,725,000	4,657,143	4,773,668	1.28%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 10.28%, (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,515,206	1,550,000	0.42%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 11.65%, (3M SOFR + 7.39%, due 10/15/2033)	09/24/2021	5,000,000	4,834,965	4,900,000	1.31%
OZLM XXI, Ltd.	Secured Note - Class D, 10.07%, (3M SOFR + 5.80%, due 01/20/2031)	10/04/2018	4,150,000	4,094,700	3,824,640	1.02%
Pikes Peak CLO 3	Secured Note - Class E-RR, 11.15%, (3M SOFR + 6.87%, due 10/25/2034)	06/20/2024	425,000	423,462	423,385	0.11%
Pikes Peak CLO 12, Ltd.	Secured Note - Class E-R, 9.27%, (3M SOFR + 5.00%, due 04/20/2038)	01/30/2025	3,700,000	3,700,000	3,663,370	0.98%
RAD CLO 12, Ltd.	Secured Note - Class E, 10.89%, (3M SOFR + 6.61%, due 10/30/2034)	05/29/2024	2,150,000	2,154,838	2,125,920	0.57%
RAD CLO 21, Ltd	Secured Note - Class E-1R, 9.18%, (3M SOFR + 4.90%, due 01/25/2037)	03/20/2025	3,250,000	3,173,983	3,193,775	0.86%
RAD CLO 26, Ltd.	Secured Note - Class E, 10.17%, (3M SOFR + 5.90%, due 10/20/2037)	08/07/2024	5,000,000	5,000,000	4,987,500	1.34%
RAD CLO 27, Ltd.	Secured Note - Class E, 9.59%, (3M SOFR + 5.30%, due 01/15/2038)	12/11/2024	5,000,000	5,000,000	4,967,500	1.33%
Regatta 31 Funding, Ltd	Secured Note - Class D, 9.13%, (3M SOFR + 4.90%, due 03/25/2038)	02/21/2025	5,000,000	5,000,000	4,898,000	1.31%
Rockford Tower CLO 2017-3, Ltd.	Secured Note - Class E, 10.28%, (3M SOFR + 6.01%, due 10/20/2030)	10/04/2018	1,030,000	1,030,172	997,864	0.27%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 10.43%, (3M SOFR + 6.11%, due 05/20/2031)	09/30/2021	2,250,000	2,208,615	2,168,550	0.58%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 10.53%, (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,882,988	4,830,500	1.29%

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer(1)	Investment Description(2)(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	% of Net Assets
Collateralized Loan Obligation Debt(6) (continued)
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E, 10.63%, (3M SOFR + 6.31%, due 08/20/2032)	01/13/2021	$3,000,000	$2,970,040	$2,940,300	0.79%
RR 14 Ltd.	Secured Note - Class D, 10.67%, (3M SOFR + 6.41%, due 04/15/2036)	04/23/2025	2,000,000	1,939,600	1,975,400	0.53%
RR 15 Ltd.	Secured Note - Class D, 10.72%, (3M SOFR + 6.46%, due 04/15/2036)	04/17/2024	5,000,000	4,988,661	4,981,500	1.33%
RR 16 Ltd.	Secured Note - Class D, 10.77%, (3M SOFR + 6.51%, due 07/15/2036)	04/17/2024	5,000,000	5,000,395	4,967,500	1.33%
RR 7 Ltd.	Secured Note - Class D-1B, 10.76%, (3M SOFR + 6.50%, due 01/15/2037)	08/10/2023	3,000,000	2,911,250	2,978,400	0.80%
Sculptor CLO XXIX, Ltd.	Secured Note - Class E, 12.13%, (3M SOFR + 7.86%, due 10/22/2034)	03/26/2024	3,800,000	3,764,375	3,796,960	1.02%
Shackleton 2019-XIV CLO, Ltd.	Secured Note - Class E-R, 11.85%, (3M SOFR + 7.58%, due 07/20/2034)	03/26/2024	2,025,000	1,998,959	2,025,000	0.54%
Sixth Street CLO VIII Ltd.	Secured Note - Class D-R2, 11.02%, (3M SOFR + 6.75%, due 10/20/2034)	11/21/2024	5,000,000	5,000,000	5,023,000	1.35%
Southwick Park CLO, Ltd.	Secured Note - Class E-R, 10.78%, (3M SOFR + 6.51%, due 07/20/2032)	03/20/2024	5,250,000	5,250,100	5,236,875	1.40%
Symphony CLO XXI, Ltd.	Secured Note - Class E-R, 11.12%, (3M SOFR + 6.86%, due 07/15/2032)	04/16/2024	2,800,000	2,713,788	2,754,080	0.74%
Tallman Park CLO Ltd.	Secured Note - Class E-R, 9.80%, (3M SOFR + 6.00%, due 07/20/2038)	06/26/2025	2,000,000	2,000,000	2,000,000	0.54%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 11.25%, (3M SOFR + 7.01%, due 10/13/2032)	01/13/2022	5,000,000	4,979,869	4,782,000	1.27%
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 10.78%, (3M SOFR + 6.51%, due 04/20/2034)	09/24/2024	3,625,000	3,619,563	3,621,375	0.96%
Thompson Park CLO, Ltd.	Secured Note - Class E-R, 8.86%, (3M SOFR + 4.60%, due 04/15/2034)	03/06/2025	5,000,000	5,000,000	4,905,000	1.30%
Venture 36 CLO, Limited	Secured Note - Class E, 11.45%, (3M SOFR + 7.18%, due 04/20/2032)	01/21/2021	5,607,455	5,140,162	2,927,652	0.78%
Venture 43 CLO, Limited	Secured Note - Class E, 11.67%, (3M SOFR + 7.41%, due 04/15/2034)	11/02/2021	2,500,000	2,450,299	2,134,500	0.57%
Vibrant CLO VIII, Ltd.	Secured Note - Class D, 10.28%, (3M SOFR + 6.01%, due 01/20/2031)	10/04/2018	1,750,000	1,718,733	1,750,000	0.47%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 10.83%, (3M SOFR + 6.56%, due 07/18/2031)	08/16/2021	2,550,000	2,427,592	2,231,760	0.60%
				383,022,693	379,771,827	101.74%

Collateralized Loan Obligation Equity(7)(8)
AMMC CLO 30 Ltd.	Subordinated Note (effective yield 14.75%, maturity 01/15/2037)	11/01/2024	6,300,000	4,778,337	4,334,166	1.13%
Ares Loan Funding V Ltd.	Subordinated Note (effective yield 15.63%, maturity 07/25/2037)	02/04/2025	6,475,000	4,797,308	4,534,325	1.21%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 8.98%, maturity 04/15/2034)	06/08/2021	13,105,000	3,849,990	2,945,756	0.79%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 11.92%, maturity 04/15/2038)	06/17/2021	5,775,000	3,196,005	2,952,646	0.79%
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 14.15%, maturity 04/20/2035)	07/30/2024	5,000,000	3,582,301	3,106,596	0.83%
Ares LXV CLO Ltd.	Subordinated Note (effective yield 14.33%, maturity 07/25/2034)	04/16/2024	4,450,000	2,878,092	2,510,491	0.67%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 8.88%, maturity 07/16/2034)	08/09/2023	5,030,000	2,376,530	1,869,751	0.50%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 11.68%, maturity 01/22/2035)	09/05/2023	5,750,000	3,144,087	2,568,635	0.69%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 14.99%, maturity 10/25/2034)(9)	09/24/2021	5,000,000	3,155,266	2,268,764	0.61%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 6.75%, maturity 04/25/2034)	11/03/2021	4,000,000	2,589,745	1,849,222	0.50%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 0.00%, maturity 01/18/2035)(13)	11/17/2021	5,000,000	3,050,464	1,700,000	0.46%
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 13.77%, maturity 04/21/2035)	09/27/2023	3,000,000	1,887,881	1,632,710	0.44%
Boyce Park CLO, Ltd.	Class M2 Notes (effective yield 5.84%, maturity 04/21/2035)	09/27/2023	3,214,286	63,878	40,780	0.01%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 15.17%, maturity 04/20/2038)	10/28/2021	8,205,000	5,460,242	5,255,299	1.41%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 2.98%, maturity 07/20/2034)	11/02/2021	5,000,000	3,432,675	2,530,361	0.68%
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 18.68%, maturity 01/15/2038)	08/14/2024	5,000,000	2,255,410	2,396,071	0.64%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 11.75%, maturity 01/20/2038)	08/15/2023	6,279,700	4,067,751	3,462,120	0.93%
Carlyle US CLO 2022-4 Ltd.	Subordinated Note (effective yield 14.08%, maturity 07/25/2036)	10/29/2024	4,575,000	4,311,260	3,969,118	1.06%
Carlyle US CLO 2022-5 Ltd.	Subordinated Note (effective yield 15.02%, maturity 10/15/2037)	11/19/2024	5,000,000	3,345,393	3,201,110	0.86%
CBAM 2018-8 Ltd.	Subordinated Note (effective yield 14.06%, maturity 07/15/2037)	02/05/2025	5,000,000	1,483,750	1,502,479	0.40%
CBAM 2019-9 Ltd.	Subordinated Note (effective yield 12.28%, maturity 07/15/2037)	11/01/2024	6,175,000	2,156,220	2,254,880	0.60%
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 15.45%, maturity 07/16/2037)	12/02/2019	7,000,000	4,578,440	4,553,204	1.22%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 11.70%, maturity 07/16/2035)	10/23/2023	1,100,000	819,468	729,162	0.20%
Clover CLO 2020-1, LLC.	Subordinated Note (effective yield 13.31%, maturity 07/15/2037)	01/16/2025	5,000,000	3,531,979	3,256,916	0.87%
Dryden 113 CLO, Ltd.	Income Note (effective yield 16.56%, maturity 10/15/2037)	07/30/2024	2,500,000	1,960,987	1,861,435	0.50%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 3.20%, maturity 10/20/2036)	10/26/2023	5,000,000	2,989,437	2,431,645	0.65%
Generate CLO 5 Ltd.	Subordinated Note (effective yield 8.92%, maturity 07/22/2037)	07/29/2024	5,000,000	2,770,369	1,654,870	0.44%
Generate CLO 17 Ltd.	Subordinated Note (effective yield 14.06%, maturity 10/22/2037)	01/30/2025	6,000,000	4,734,806	4,440,770	1.19%
Greenacre Park CLO, LLC	Subordinated Note (effective yield 17.69%, maturity 07/20/2038)	08/09/2023	2,350,000	1,458,070	1,557,577	0.42%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 15.87%, maturity 01/21/2035)	04/27/2023	1,150,000	612,881	511,479	0.14%
KKR CLO 29 Ltd.	Subordinated Note (effective yield 11.48%, maturity 07/15/2037)	12/14/2021	5,500,000	3,489,113	2,670,161	0.72%
KKR CLO 32 Ltd.	Subordinated Note (effective yield 14.47%, maturity 04/15/2037)	11/20/2024	3,050,000	1,836,135	1,594,601	0.43%
Lodi Park CLO Ltd.	Income Note (effective yield 12.92%, maturity 07/21/2036)	11/13/2024	1,575,000	1,316,501	1,213,387	0.33%
Lodi Park CLO Ltd.	Subordinated Note (effective yield 12.92%, maturity 07/21/2036)	11/13/2024	925,000	767,922	712,478	0.19%
Madison Park Funding XXVIII Ltd.	Subordinated Note (effective yield 18.37%, maturity 01/15/2038)	05/13/2025	6,400,000	2,667,000	2,705,870	0.72%
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 18.17%, maturity 04/15/2037)	03/11/2020	11,777,574	6,082,448	6,076,171	1.63%
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/15/2032)(13)	06/04/2019	5,300,000	2,394,797	795,000	0.21%
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 12.70%, maturity 10/20/2037)	01/10/2025	6,900,000	5,254,591	4,877,685	1.31%
Morgan Stanley Eaton Vance CLO 2025-21, Ltd.	Income Note (effective yield 20.02%, maturity 04/15/2038)(9)	03/07/2025	5,414,000	4,163,613	4,508,439	1.21%
OCP CLO 2022-24 Ltd.	Subordinated Note (effective yield 10.41%, maturity 10/20/2037)	10/29/2024	5,000,000	3,625,411	3,079,981	0.83%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030)(13)	01/31/2020	6,000,000	2,263,501	480,000	0.13%
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 0.00%, maturity 10/25/2032)(13)	08/02/2019	5,750,000	3,043,243	1,897,500	0.51%
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 11.38%, maturity 04/15/2037)	03/25/2024	8,250,000	4,225,866	3,204,134	0.86%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 6.26%, maturity 07/20/2034)	02/02/2022	5,945,000	4,030,471	2,805,707	0.75%
Reese Park CLO, Ltd.	Subordinated Note (effective yield 16.81%, maturity 01/15/2038)	05/08/2025	2,836,250	1,586,882	1,526,492	0.41%
Reese Park CLO, Ltd.	Class M2 Notes (effective yield NM, maturity 01/15/2038)	05/08/2025	3,687,125	4	173,132	0.05%
Regatta XVIII Funding, Ltd	Subordinated Note (effective yield 21.05%, maturity 04/15/2038)	09/05/2024	3,175,322	1,674,506	1,932,490	0.52%
Regatta XXVIII Funding Ltd.	Subordinated Note (effective yield 11.29%, maturity 04/25/2037)	11/13/2024	3,466,000	2,519,666	2,134,387	0.57%
RR 23 Ltd.	Subordinated Note (effective yield 5.84%, maturity 07/15/2037)	10/12/2023	5,000,000	2,800,132	2,916,703	0.78%
RR 28 Ltd.	Subordinated Note (effective yield 9.83%, maturity 04/15/2037)	10/31/2024	4,050,000	1,822,732	1,786,553	0.48%
Venture 37 CLO, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2032)(13)	05/21/2019	5,200,000	1,972,185	468,000	0.13%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 2.92%, maturity 07/20/2035)	08/15/2023	5,490,000	3,182,340	1,684,097	0.45%
				150,038,081	127,125,306	34.06%

Loans and Notes(7)
Structured Finance
ALP CFO 2024, L.P.	Collateralized Fund Obligation, Class C Secured Loan, DD, 12.88%, (due 10/15/2036)(12)	10/21/2024	4,167,000	4,167,000	4,209,139	1.13%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation, Class B Secured Loan, DD, 11.50%, (due 07/13/2038)(12)	07/13/2023	488,565	483,679	498,727	0.13%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation, Class C Secured Loan, DD, 14.50%, (due 07/13/2038)(12)	07/13/2023	223,713	221,476	228,590	0.06%
StepStone Private Equity LP Secondary Opportunities Ltd.	Collateralized Fund Obligation, Class C Secured Loan, DD, 13.07%, (due 12/28/2035)(11)(12)	07/03/2024	1,787,547	1,787,547	1,795,852	0.48%
				6,659,702	6,732,308	1.80%

Collateralized Fund Obligation Equity(7)(8)
Structured Finance
ALP CFO 2024, L.P.	Subordinated Loan, DD (effective yield 38.50%, due 10/15/2036)	10/21/2024	4,072,000	4,072,000	3,267,711	0.88%
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, DD (effective yield 44.85%, due 07/13/2038)	07/13/2023	509,984	509,984	589,501	0.16%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Loan, DD (effective yield 28.90%, due 12/28/2035)(11)	07/03/2024	3,517,516	3,517,516	3,465,032	0.93%
				8,099,500	7,322,244	1.97%

Total investments, at fair value June 30, 2025				$547,819,976	$520,951,685	139.57%

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer(1)	Investment Description(2)(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	% of Net Assets
Liabilities, at Fair Value(10)
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,041,225)	$(37,052,153)	-9.93%
7.75% Series B Term Preferred Stock due 2028	Preferred Stock		(46,973,825)	(46,973,171)	(46,955,223)	-12.58%
8.00% Series C Term Preferred Stock due 2029	Preferred Stock		(71,800,900)	(71,806,381)	(72,174,265)	-19.34%
Total liabilities, at fair value June 30, 2025				$(156,820,777)	$(156,181,641)	-41.85%

Net assets above (below) fair value of investments and liabilities at fair value					8,496,628

Net Assets as of June 30, 2025					$373,266,672

(1) The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

(2) All securities are exempt from registration under the Securities Act of 1933, as amended, are deemed to be “restricted” securities, are categorized as structured finance securities and the country of risk is the United States.

(3) Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 “Revolving Credit Facility” for further discussion.

(4) Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.

(5) Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

(6) Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

(7) Classified as Level III investment. See Note 3 “Investments” for further discussion.

(8) CLO equity and CFO equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
As of June 30, 2025, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 11.63%.

(9) Fair value includes the Company’s interest in fee rebates on CLO equity.

(10) The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026, 7.75% Series B Term Preferred Stock due 2028, and 8.00% Series C Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825.
Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

(11) This investment has an unfunded commitment as of June 30, 2025. See Note 7 “Commitments and Contingencies” for further discussion.

(12) Fixed rate investment.

(13) As of June 30, 2025 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

 Reference Key:

 SOFR - Secured Overnight Financing Rate

 DD - Delayed Draw

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Operations

For the six months ended June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$29,366,039
Other income	38,420
Total Investment Income	29,404,459

EXPENSES
Interest expenses	5,309,215
Management fees	3,189,737
Professional fees	538,987
Commission expense	481,273
Administration fees	416,195
Directors’ fees	127,500
Tax expense	50,000
Other expenses	281,813
Total Expenses	10,394,720

NET INVESTMENT INCOME	19,009,739

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,501,080
Net change in unrealized appreciation (depreciation) on investments	(15,213,913)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,916,595)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,629,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,380,311

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Comprehensive Income

For the six months ended June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,380,311

OTHER COMPREHENSIVE INCOME (LOSS)(1)
Change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,622,012

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$4,002,323

(1)See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the three months ended June 30, 2025	For the three months ended March 31, 2025	For the six months ended June 30, 2025
INVESTMENT INCOME
Interest income	$15,245,790	$14,120,249	$29,366,039
Other income	25,434	12,986	38,420
Total Investment Income	15,271,224	14,133,235	29,404,459

EXPENSES
Interest expenses	2,822,624	2,486,591	5,309,215
Management fees	1,655,016	1,534,721	3,189,737
Professional fees	357,863	181,124	538,987
Commission expense	186,874	294,399	481,273
Administration fees	241,416	174,779	416,195
Directors’ fees	63,750	63,750	127,500
Tax expense	25,000	25,000	50,000
Other expenses	161,932	119,881	281,813
Total Expenses	5,514,475	4,880,245	10,394,720
Net investment income	9,756,749	9,252,990	19,009,739

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	512,159	988,921	1,501,080
Net change in unrealized appreciation (depreciation) on investments	3,698,529	(18,912,442)	(15,213,913)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,019,659)	(1,896,936)	(2,916,595)
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,191,029	(19,820,457)	(16,629,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,947,778	$(10,567,467)	$2,380,311

Note: The above Consolidated Statement of Operations represents the three months ended June 30, 2025, the three months ended March 31, 2025 and the six months ended June 30, 2025 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the six months ended June 30, 2025	For the six months ended June 30, 2024
INVESTMENT INCOME
Interest income	$29,366,039	$19,986,384
Other income	38,420	59,955
Total Investment Income	29,404,459	20,046,339

EXPENSES
Interest expenses	5,309,214	3,131,141
Management fees	3,189,737	1,867,479
Administration fees	538,987	573,853
Commission expense	481,273	1,191,757
Professional fees	416,195	303,995
Directors’ fees	127,500	127,500
Tax expense	50,000	100,000
Other expenses	281,813	295,481
Total Expenses	10,394,719	7,591,206
Net investment income	19,009,740	12,455,133

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,501,080	585,880
Net change in unrealized appreciation (depreciation) on investments	(15,213,915)	11,523,345
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,916,595)	914,582
NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,629,430)	13,023,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,380,310	$25,478,940

Note: The above Consolidated Statement of Operations represents the six months ended June 30, 2025, and the six months ended June 30, 2024 and has been provided as supplemental information to consolidated the financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the six months ended June 30, 2025	For the year ended December 31, 2024
Net increase (decrease) in net assets resulting from operations
Net investment income	$19,009,739	$30,054,235
Net realized gain (loss) on investments	1,501,080	3,449,886
Net change in unrealized appreciation (depreciation) on investments	(15,213,913)	8,238,990
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,916,595)	(189,582)
Total net increase (decrease) in net assets resulting from operations	2,380,311	41,553,529

Net increase (decrease) in net assets resulting from other comprehensive income (loss)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,622,012	(750,426)
Total net increase (decrease) in net assets resulting from other comprehensive income (loss)	1,622,012	(750,426)

Common stock distributions
Total earnings distributed	(29,576,385)	(37,818,353)
Common stock distributions from tax return of capital	—	—
Total common stock distribution	(29,576,385)	(37,818,353)

Capital share transactions
Issuance of shares of common stocks pursuant to the Company’s “at the market” program and the Committed Equity Financing (Note 5), net of commissions and offering expenses.	84,016,148	151,988,467
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	4,323,892	3,819,221
Repurchase of shares of common stock under the share repurchase program	(6,490,164)	—
Total increase (decrease) in net assets from capital share transactions	81,849,876	155,807,688

Total increase (decrease) in net assets	56,275,814	158,792,438
Net assets at beginning of period	316,990,858	158,207,420
Net assets at end of period	$373,266,672	$316,999,858

Capital share activity
Share of common stock issued pursuant to the Company’s “at the market” program and the Committed Equity Financing	5,553,972	9,894,829
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	305,521	251,254
Shares of common stock repurchased under the share repurchase program	(488,575)	—
Total increase (decrease) in capital share activity	5,370,918	10,146,083

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Cash Flows

For the six months ended June 30, 2025

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$2,380,311
Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(165,391,120)
Proceeds from sales of investments and repayment of principal(1)	63,660,738
Net realized (gain) loss on investments	(1,501,080)
Net change in unrealized appreciation (depreciation) on investments	15,213,913
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,916,595
Amortization (accretion) included in interest expense	(444)
Amortization (accretion) of premium or discounts on debt securities	(319,419)
Amortization of deferred financing costs	31,643
Change in assets and liabilities:
Interest receivable	(2,487,722)
Excise tax refund receivable	103,945
Prepaid expenses	55,511
Management fees payable	283,559
Professional fees payable	152,737
Administration fees payable	(58,271)
Interest expense payable	(22,936)
Tax expense payable	(27,010)
Due to affiliates	2,682
Other expenses payable	(7,361)
Net Cash Provided By (Used In) Operating Activities	(85,013,729)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under Revolving Credit Facility	15,000,000
Repayments under Revolving Credit Facility	(8,500,000)
Common stock distributions paid to stockholders, net of dividends reinvestment plan	(26,157,230)
Issuance of shares of common stocks pursuant to the Company’s “at the market” program, net of commissions and offering expenses (Note 5)	84,016,148
Redemption of shares resulting from share repurchase program	(6,490,164)
Issuance of shares of 7.75% Series B Term Preferred Stock due 2028 pursuant to the Company’s “at the market” program”	3,768,299
Issuance of shares of 8.00% Series C Term Preferred Stock due 2029 pursuant to the Company’s “at the market” program	21,531,896
Net Cash Provided By (Used In) Financing Activities	83,168,949

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,844,780)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,101,773

CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,256,993

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$5,332,594
Cash paid for franchise taxes	$77,010

(1)Proceeds from sales of investments and repayments of principal includes $7,089,325 of recurring cash flows which are considered return of capital on portfolio investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

1.ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and other related securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Income Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together, the “Subsidiaries”). All intercompany accounts have been eliminated upon consolidation. As of June 30, 2025, the US Subsidiary and the Cayman Subsidiary represented 0.2% and 0.0% of the Company’s net assets, respectively.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and the Chief Financial Officer. Key financial information in the form of the Company’s portfolio composition, total return, changes in

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

net assets and expense ratios which are used by the CODM to assess the Company’s performance and to make operational decisions for the Company’s single segment, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the Consolidated Statement of Operations.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments, inclusive of costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”), its 7.75% Series B Term Preferred Stock due 2028 (“Series B Term Preferred Stock”), and its 8.00% Series C Term Preferred Stock due 2029 (“Series C Term Preferred Stock”, and collectively the “Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt and loans and notes is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected and includes the amortization of premiums or accretion of discounts. Interest income is generally expected to be received in cash.

The Company applies the provisions of Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.

CLO equity investments, fee rebates and collateralized fund obligation (“CFO”) equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Interest Expense

Interest expense includes the Company’s distributions associated with its Preferred Stock, amounts due under the Revolving Credit Facility (refer to Note 9 “Revolving Credit Facility”) and deferred financing costs. Interest expense also includes the Company’s amortization of original issue premiums and discounts associated with its Preferred Stock.

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). As of June 30, 2025, “Unamortized deferred financing costs” are separately presented within the “Assets” section of the Consolidated Statement of Assets and Liabilities as the Revolving Credit Facility was fully undrawn as of the reporting date. Amortization of deferred financing costs is recorded as an interest expense on a straight-line basis, which approximates the effective interest method.

The following table summarizes the components of interest expense, as recorded on the Consolidated Statement of Operations, for the six months ended June 30, 2025:

	Series A Term Preferred Stock	Series B Term Preferred Stock	Series C Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$951,034	$1,769,594	$2,449,865	$—	$5,170,493
Interest expense on revolving credit facility	—	—	—	139,165	139,165
Amortization of issuance (premium) discount	—	7,236	(7,679)	—	(443)
	$951,034	$1,776,830	$2,442,186	$139,165	$5,309,215

Please refer to Note 6 “Mandatory Redeemable Preferred Stock” and Note 9 “Revolving Credit Facility” for further discussion relating to the Preferred Stock issuances and on the interest expense due under the Revolving Credit Facility, respectively.

Issuance Premiums/Discounts

Issuance premiums/discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Preferred Stock as part of the Company’s ATM program. Consistent with FASB ASC Topic 835-30-35-2, the issuance premiums or discounts are capitalized at the time of issuance and are amortized using the effective interest method over the term of the Preferred Stock. Amortization of issue premiums or discounts are reflected as a contra expense and interest expense, respectively, in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses, and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition.

Common Share Repurchase Program

The Company accounts for repurchases of its common stock based on the settlement date. As of June 30, 2025, all repurchased shares were retired and are recorded as an offset to ‘Paid-in Capital” on the Consolidated Statement of Assets and Liabilities. Refer to Note 5 “Common Stock” for further discussion on the repurchase of common stock.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of June 30, 2025, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$535,249,910

Gross unrealized appreciation	$8,804,158
Gross unrealized depreciation	$(23,102,381)
Net unrealized depreciation	$(14,298,223)

For the six months ended June 30, 2025, the Company incurred $50,000 of Delaware franchise tax expense related to the 2025 tax year as reported on the Consolidated Statement of Operations.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for U.S. federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the six months ended June 30, 2025 on common stock and Preferred Stock with record dates during 2025:

	Distributions per Share	Distribution Amount (in millions)
Common Stock	$1.20	$29.58
Series A Term Preferred Stock	0.63	0.95
Series B Term Preferred Stock	0.97	1.77
Series C Term Preferred Stock	1.00	2.45

3.INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2025:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$—	$379.77	$—	$379.77
CLO Equity	—	—	127.13	127.13
Loans and Notes	—	—	7.32	7.32
CFO Equity	—	—	6.73	6.73
Total Investments at Fair Value(1)	$—	$379.77	$141.18	$520.95
Total Assets at Fair Value(1)	$—	$379.77	$141.18	$520.95

Liabilities at Fair Value Under FVO
Series A Term Preferred Stock	$37.05	$—	$—	$37.05
Series B Term Preferred Stock	46.96	—	—	46.96
Series C Term Preferred Stock	72.18	—	—	72.18
Total Liabilities at Fair Value Under FVO(1)	$156.19	$—	$—	$156.19

(1)Amounts may not foot due to rounding.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of June 30, 2025:

	Quantitative Information about Level III Fair value Measurement
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$125.38	Discounted Cash Flows	Annual Default Rate(2) Annual Prepayment Rate(2)(3) Reinvestment Spread Reinvestment Price(2) Recovery Rate Expected Yield	0.00% - 6.23% 25.00% 3.05% - 3.71% / 3.27% 99.50% 68.95% - 70.00% / 67.83% 4.52% - 35.76% / 18.42%
Loans and Notes	6.73	Discounted Cash Flows	Discount Rate	10.29% - 13.51% / 13.13%
CFO Equity	7.32	Discounted Cash Flows	Discount Rate	22.50% - 32.89% / 30.67%
Total(4)	$139.44

(1)Weighted average calculations are based on the fair value of investments.

(2)A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3)0% is assumed for defaulted and non-performing assets.

(4)Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 Summary of Significant Accounting Policies for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2025. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the default rate may be accompanied by a directionally opposite change in the assumption used for the prepayment rate and recovery rate.

The preceding table excludes $1.74 million of fair value pertaining to CLO equity with expected yields over 100%.

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the six months ended June 30, 2025:

Change in Investments Classified as Level III (in millions)

	CLO Equity	Loans and Notes	CFO Equity	Total
Balance as of January 1, 2025	$104.93	$6.46	$5.36	$116.75
Purchase of investments	38.54	0.30	2.61	41.45
Proceeds from sales or maturity of investments(1)	(7.09)	(0.06)	—	(7.15)
Net realized gain (losses) and net change in unrealized appreciation (depreciation)	(9.25)	0.03	(0.65)	(9.87)
Balance as of June 30, 2025(2)(3)	$127.13	$6.73	$7.32	$141.18
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2025	$(9.26)	$0.04	$(0.65)	$(9.87)

Amounts in millions

(1)Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2)There were no transfers in or out of Level III during the period.

(3)Amounts may not foot due to rounding.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of Loans and Notes and CFO Equity

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value of the loans and notes and CFO equity held by the Company. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as CLO equity investor. In addition, there is a risk that majority lenders to an underlying loan held by a CLO could amend or otherwise modify the loan to the detriment of the CLO (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s investment and, ultimately, the Company. In addition, CLO and structured finance securities also present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (and Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Adviser’s Investment Committee is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including increases and decreases in interest rates caused by governmental actions and/or other factors. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investment as well as the residual payments made to the Company as a CLO equity holder. Further, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant reference rate will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose us to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the six months ended June 30, 2025, the Company was charged a management fee of approximately $3.19 million which is included on the Consolidated Statement of Operations, of which approximately $1.66 million was payable as of June 30, 2025 and reflected in the Consolidated Statement of Assets and Liabilities.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2025, the Company was charged a total of approximately $0.42 million in administration fees, consisting of approximately $0.26 million and $0.16 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which approximately $0.11 million was payable as of June 30, 2025 and reflected on the Consolidated Statement of Assets and Liabilities.

Affiliated Ownership

As of June 30, 2025, the Adviser and its affiliates and senior investment team held an aggregate of 0.2% of the Company’s common stock. Additionally, the senior investment team held an aggregate of 0.1% of the Series A Term Preferred Stock as of June 30, 2025. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of June 30, 2025, subsidiaries of Enstar held an aggregate of 14.2% of the Company’s common stock.

Exemptive Relief

On July 18, 2025,, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Dealer Manager

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the Dealer Manager Agreement, the Company may offer and sell shares of our common stock and listed Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the period from April 11, 2025 to June 30, 2025, the company paid $0.1 million in commission associated with sales under the Dealer Manager Agreement.

5.COMMON STOCK

As of June 30, 2025, there were 150,000,000 shares of common stock authorized, of which 26,514,399 shares were issued and outstanding.

On December 9, 2024, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized.

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to sell up to $250 million aggregate amount of its common stock.

For the six months ended June 30, 2025, the Company sold 5,553,972 shares of its common stock, pursuant to the ATM offerings, for total net proceeds to the Company of approximately $64.1 million. In connection with such sales, the Company paid approximately $1.3 million in sales agent commissions.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

On June 9, 2025, the Board authorized a program to repurchase up to $50 million of the Company’s common stock in the open market (the “Share Repurchase Program”). The Share Repurchase Program will remain in effect until June 9, 2026, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s stock price, market conditions, applicable legal requirements and other factors. The Share Repurchase Program does not obligate the Company to purchase a specific amount of common stock. For the six months ending June 30, 2025, the Company repurchased approximately $6.5 million (including commissions), representing 488,575 shares, at an average price of $13.28 per share. All repurchased shares were retired immediately on repurchase and are no longer considered issued and outstanding. As of June 30, 2025, the Company had approximately $43.5 million remaining in the Share Repurchase Program.

For the six months ended June 30, 2025, 305,521 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $4.3 million.

6.MANDATORY REDEEMABLE PREFERRED STOCK

As of June 30, 2025, there were 20 million shares of preferred stock authorized, par value $0.001 per share, of which 1,521,649 shares of Series A Term Preferred Stock, 1,878,953 of Series B Term Preferred Stock and 2,872,036 of Series C Term Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board. Under the terms of the Company’s Revolving Credit Facility (described under Note 9, below), the Company cannot optionally redeem any shares of its Preferred Stock prior to the Revolving Credit Facility’s scheduled maturity date and cannot make any distributions or other payments on the Preferred Stock during the existence of a default or margin deficiency (each as defined under the applicable credit agreement).

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Preferred Stock issuances. Accordingly, the Preferred Stock is reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities.

The following table summarizes certain information as of June 30, 2025 pertaining to the Company’s Preferred Stock:

					Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Fair Value(3)	Market Risk(4)	Instrument-Specific Credit Risk(5)
Series A Term Preferred Stock	October 26, 2026	Callable	38.04	37.05	($0.67)	($0.26)
Series B Term Preferred Stock	July 31, 2028	July 31, 2025	46.97	46.96	($0.80)	$0.77
Series C Term Preferred Stock	April 30, 2029	April 3, 2026	71.80	72.17	($1.45)	$1.12
Total			$156.82	$156.18	($2.92)	$1.63

(1)The date which the Company is required to redeem all outstanding shares of the Preferred Stock, at a redemption price of $25 per share, plus the accumulated but unpaid dividends, if any.

(2)The date which the Company may, at its sole option, redeem the outstanding shares of the Preferred Stock in whole or in part from time to time.

(3)The Company has elected the FVO under ASC 825. Accordingly, the Preferred Stock are measured at fair value. Amounts are net of issuance premiums/discounts, if any.

(4)Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

(5)Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument- specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

ATM Program

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to allow the Company to sell up to 2 million shares of Series B Term Preferred Stock and 2 million shares of Series C Term Preferred Stock.

For the six months ended June 30, 2025, the Company sold the following in connection with the ATM offerings:

Amounts in millions except share amounts

Security	Shares Sold	Net Proceeds	Sales Agent Commissions
Series B Term Preferred Stock	150,932	3.77	0.07
Series C Term Preferred Stock	860,708	21.49	0.40

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Stock for the six months ended June 30, 2025.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.COMMITMENTS AND CONTINGENCIES

As of June 30, 2025, the Company had total unfunded commitments of $2.3 million arising from Loans and Notes and CFO equity investments.

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

8.INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9.REVOLVING CREDIT FACILITY

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022, September 18, 2023 and September 20, 2024 with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to BNP Paribas, as lender. Such borrowings under the Revolving Credit Facility bear interest at Term SOFR plus a spread. The Company is required to pay a commitment fee on the unused amount.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of September 21, 2025. The Company has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the six months ended June 30, 2025, the Company had an average outstanding borrowing and average interest rate of approximately $1.38 million and 6.49%, respectively. The interest expense, inclusive of the unused fee, for the six months ended June 30, 2025 on the Revolving Credit Facility was approximately $139.2 thousand and is recorded on the Consolidated Statement of Operations. As of June 30, 2025, the Company has an outstanding borrowing amount of $8.5 million.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

10.ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2025

(Unaudited)

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of June 30, 2025, and as of December 31, 2024:

	As of June 30, 2025	As of December 31, 2024
Total Assets	$542,284,372	$455,540,431
Less liabilities and debts not represented by senior securities	(4,341,780)	(6,957,439)
Net total assets and liabilities	$537,942,592	$448,582,992

Preferred Stock(3)	$156,815,950	$131,524,950
Principal amount outstanding under the Revolving Credit Facility	8,500,000	2,000,000
Total senior securities	$165,315,950	$133,524,950

Asset coverage for senior securities(1)	325%	336%
Asset coverage for Revolving Credit Facility(2)(3)	6329%	22429%

(1)Asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 act, as generally described above.

(2)Asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

(3)Amounts are based on outstanding principal balances as of the dates presented.

11.SUBSEQUENT EVENTS

On July 31, 2025, the Company paid a monthly distribution of $0.13 per share of its common stock, a monthly distribution of $0.104167 per share of the Series A Term Preferred Stock, a monthly distribution of $0.161459 per share of the Series B Term Preferred Stock and a monthly distribution of $0.166667 per share of the Series C Term Preferred Stock to holders of record as of July 11, 2025.

For the period from July 1, 2025 to July 31, 2025, the Company sold the following shares of its common stock and Preferred Stock pursuant to the ATM offering:

Security	Shares sold	Net Proceeds	Sales Agent Commissions
Series B Term Preferred Stock	94,836	2.34	0.04
Series C Term Preferred Stock	259,887	6.43	0.10
Total		$8.76	$0.13

For the period from July 1, 2025 to July 31, 2025, the Company repurchased 563,751 shares of common stock for approximately $7.4 million (including commissions) pursuant to the Share Repurchase Program.

As of July 31, 2025, the Revolving Credit Facility was fully undrawn.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the six months ended June 30, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022

Net asset value, beginning of period	$14.99	$14.39	$12.91	$16.76

Net investment income, before fee waivers and expenses reimbursed(1)(2)	0.76	1.89	1.90	1.64
Management fee voluntarily waived by the Adviser(1)	—	—	—	—
Expenses reimbursed by the Adviser(1)	—	—	—	—
Administration fee voluntarily waived by the Administrator(1)	—	—	—	—
Net investment income	0.76	1.89	1.90	1.64

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(3)	(0.55)	0.93	1.32	(4.45)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.12)	(0.01)	(0.14)	0.53
Net income (loss) and net increase (decrease) in net assets resulting from operations	0.09	2.81	3.08	(2.28)

Common stock distributions from net investment income(4)	(1.20)	(2.40)	(1.98)	(1.53)
Common stock distributions from net realized gains on investments(4)	—	—	—	—
Common stock distributions from tax return of capital(4)	—	—	—	—
Total common stock distributions declared to stockholders(4)	(1.20)	(2.40)	(1.98)	(1.53)

Common stock distributions based on weighted average shares impact(5)	0.01	0.02	—	—
Total common stock distributions	(1.19)	(2.38)	(1.98)	(1.53)

Effect of other comprehensive income	0.07	(0.05)	0.25	(0.15)

Effect of shares issued(6)	0.15	0.36	0.20	0.14
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(6)	(0.05)	(0.14)	(0.07)	(0.03)
Effect of offering expenses associated with shares issued(7)	—	—	—	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—
Effect of repurchase of common shares	0.02	—	—	—
Effect of paid-in capital contribution(8)	—	—	—	—
Net effect of shares issued	0.12	0.22	0.13	0.11

Net asset value at end of period	$14.08	$14.99	$14.39	$12.91
Per share market value at beginning of period(9)	$15.54	$14.57	$13.87	$17.03
Per share market value at end of period	$13.67	$15.54	$14.57	$13.87

Total return, based on market value(10)	(4.39%)	24.80%	21.37%	(8.67%)

Shares of common stock outstanding at end of period	26,514,399	21,143,481	10,997,398	7,896,757

Ratios and Supplemental Data:
Net asset value at end of period	$373,266,672	$316,990,858	$158,207,420	$101,943,840
Ratio of net investment income to average net assets(11) (13)	10.53%	12.26%	13.83%	11.20%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets(11) (12) (13)	5.76%	6.60%	7.44%	7.16%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets(11) (13) (13)	N/A	N/A	N/A	N/A
Portfolio turnover rate(14)	12.99%	31.88%	3.18%	6.32%
Asset coverage for senior securities	325%	336%	279%	313%
Asset coverage for Revolving Credit Facility	6329%	22429%	1668%	1630%

Revolving Credit Facility:
Principal amount outstanding at end of period	$8,500,000	$2,000,000	$14,520,000	$9,030,000
Asset coverage per $1,000 at end of period(15)	$63,287.36	$224,291.50	$16,681.46	$16,296.64

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018

Net asset value, beginning of period	$16.89	$19.34	18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed(1)(2)	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser(1)	—	—	0.08	0.05
Expenses reimbursed by the Adviser(1)	—	—	0.06	0.20
Administration fee voluntarily waived by the Administrator(1)	—	—	0.03	—
Net investment income	0.98	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(3)	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income(4)	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments(4)	—	—	—	—
Common stock distributions from tax return of capital(4)	—	(0.18)	—	—
Total common stock distributions declared to stockholders(4)	(1.33)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact(5)	(0.02)	—	(0.15)	—
Total common stock distributions	(1.35)	(1.50)	(0.84)	(0.35)

Effect of other comprehensive income	(0.13)

Effect of shares issued(6)	0.10	—	(0.19)	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(6)	(0.10)	(0.01)	—	—
Effect of offering expenses associated with shares issued(7)	—	—	(0.12)	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—
Effect of repurchase of common shares	—	—	—	—
Effect of paid-in capital contribution(8)	—	—	0.19	—
Net effect of shares issued	—	(0.01)	(0.12)	—

Net asset value at end of period	$16.76	$16.89	19.34	$18.28
Per share market value at beginning of period(9)	$14.41	$18.76	19.89	N/A
Per share market value at end of period	$17.03	$14.41	18.76	N/A

Total return, based on market value(10)	26.55%	(14.07%)	(2.27%)	N/A

Shares of common stock outstanding at end of period	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$115,349,167	$103,120,136	116,408,383	$68,923,362
Ratio of net investment income to average net assets(11)(13)	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets(11)(12)(13)	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets(11)(13)(13)	N/A	N/A	1.89%	0.00%
Portfolio turnover rate(14)	27.98%	29.14%	11.42%	2.35%
Asset coverage for senior securities	313%	N/A	N/A
Asset coverage for Revolving Credit Facility	873%	796%	947%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,550,000	14,815,000	13,743,000	-
Asset coverage per $1,000 at end of period(15)	$8,732.75	7,960.52	9,470.38	-

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)Per share amounts are based on the weighted average of shares of common stock outstanding for the period.

(2)Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.21), ($0.46), ($0.33), ($0.27) and ($0.05) per share of common stock for the six months ended June 30, 2025, and for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(3)Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.

(5)Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

(6)Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.

(7)Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.

(8)Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.

(9)Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

(10)Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

(11)Ratios for the six months ended June 30, 2025 and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

(12)Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

(13)Ratios for the six months ended June 30, 2025 and for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.08%, 0.11%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the six months ended June 30, 2025 and for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock of 2.86%, 2.96%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of (0.02%), 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.

(14)The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.

(15)The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members of EP Income Company LLC are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018

Net asset value at beginning of period	$1,000.00
Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20
Net asset value at end of period	$1,003.20
Total return(1)	0.32%
Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets(1)	0.27%
Ratio of expenses to average net assets(2)	0.00%
Portfolio turnover rate(3)	0.00%

(1)Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.

(2)No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.

(3)The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members of EP Income Company LLC represents the period when the Company was initially organized as EP Income Company LLC, a Delaware limited liability company.

Eagle Point Income Company Inc. and Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the six months ended June 30, 2025
Preferred Stock	$156,815,950	$81.35	$25.00	$24.71
Revolving Credit Facility (BNP Paribas)	$8,500,000	$63,287.36	N/A	N/A

For the year ended December 31, 2024
Preferred Stock	$131,524,950	$83.99	$25.00	$24.44
Revolving Credit Facility (BNP Paribas)	$2,000,000	$224,291.50	N/A	N/A

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25.00	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25.00	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25.00	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A
(1)The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA), Series B Term Preferred Stock (NYSE: EICB), and Series C Term Preferred Stock (NYSE: EICC).

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV. However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the NYSE or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

The Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101.

Additional Information

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 23, 2025, the stockholders of the Company voted to elect two Class II directors, with each director to serve until the Company’s 2028 annual meeting of stockholders or until his successor is duly elected and qualifies. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
James R. Matthews[1]	2,932,785	1,044,996	0
Paul E. Tramontano[2]	19,790,139.51	1,603,586.49	0

1Elected by the holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class.

2Elected by the holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person was not up for election at the annual meeting: Scott W. Appleby, Kevin F. McDonald, Jeffrey L. Weiss and Thomas P. Majewski.

Investment Advisory Agreement

At a meeting held on May 23, 2025, the Board of Directors (the “Board”) of Eagle Point Income Company Inc. (the “Company”), including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and Eagle Point Income Management LLC (the “Adviser”) for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies, certain other accounts advised by an affiliate of the Adviser, and a certain market index; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliates; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and a separate account managed by an affiliate of the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company's investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser's senior investment team.

The Board also evaluated the Adviser's shared personnel/services arrangement with its affiliate, Eagle Point Credit Management LLC, and the ability of the Adviser and its affiliate to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser's and its affiliate's compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align personnel interests with the long-term success of the Adviser's clients, including the Company.

In addition, the Board reviewed information about the Adviser's investment process, financial stability, investment and risk management programs, the legal and compliance programs of the Adviser and its affiliate, and the Company's use of leverage, the forms of leverage used by the Company, the effect of such leverage on the Company’s portfolio and performance and the Adviser's profitability, and the levels of leverage used by six publicly listed, registered closed-end investment companies that have an investment strategy comparable to that of the Company (“Peer Group Companies”).

The Board then reviewed and considered the Company's performance in terms of both (1) total return on a net asset value basis and (2) total return to common stockholders (assuming reinvestment of dividends), each during the 1-, 3- and 5-year periods ended December 31, 2024, and considered such performance in light of the Company's investment objective, strategies and risks.

The Board also considered and discussed the Company's performance in comparison to the performance for various relevant periods of (1) the Peer Group Companies, (2) publicly listed, registered closed-end investment companies that have a portion of their assets invested in the types of securities in which the Company primarily invests (the “Peer Universe Companies” and together with the Peer Group Companies, the “Peer Companies”), (3) a composite of separate accounts that an affiliate of the Adviser manages that pursue an investment strategy that is similar to that of the Company, and (4) an index of deemed relevant by the Adviser. The Board considered the Adviser's representation that there were meaningful differences between the portfolios of such Peer Companies and the accounts and the portfolio of the Company and thus the Peer Companies and the accounts provided an imperfect basis for comparison. The Board also discussed and considered the Company's recent performance in light of recent and current market conditions.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rate payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board received and considered information comparing the advisory fee rate and total expense ratio of the Company with those of the Peer Companies and the advisory fee rate of an account managed by the Adviser that is comparable to the Company in investment strategy and policy (“Comparable Account”).

The Board noted that the Company’s contractual management fee rate was lower than that of each of the Peer Group Companies and the average contractual management fee of the Peer Group Companies. The Board considered that the Company’s net expense ratio was lower than the average of the of the Peer Group Companies. The Board considered that the Company does not currently charge an incentive fee.

The Board also considered the Company's fees and expenses as compared to those of the Peer Universe Companies. The Board noted that the fee structures and the investment strategies and portfolios of the Peer Universe Companies are materially different than those of the Company, and, therefore, the comparisons of the advisory fee rates and total expense ratios to such Peer Universe Companies were not particularly meaningful.

The Board also noted that there were certain differences among the fee structures of the Company and the Comparable Account. The Board noted that while the Company's advisory fee rate was higher than that of the Comparable Account, the Comparable Account is subject to an annual performance fee. The Board noted the Adviser’s explanation that such incentive fees, in the future, could result in the Comparable Account having a higher effective aggregate fee rate than the Company. The Board also considered that the different fee structures are driven by investor expectations for different account structures and regulatory and tax restrictions on and additional costs related to the management of the Company as a publicly listed registered investment company.

In considering the advisory fee rate, the Board also discussed the Company’s use of leverage, including the Company’s issuance of preferred stock and borrowing under its credit facility. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the impact of increasing the management fee rate paid by the Company as a percent of net assets because the Company’s management fees are based on total assets, including assets attributable to leverage (less certain accrued liabilities), and therefore creates a conflict of interest.

Based on its review, the Board concluded that each of the Company’s advisory fee rate and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser's profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement reflects economies of scale for the benefit of the Company’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Company invests and (2) the resource-intensive nature of acquiring and disposing of certain of the Company's investments in the primary markets (particularly with respect to CLO equity and other structured investments), any growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Company's portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, serves as the dealer manager of the Company's at-the-market offering of common stock and listed preferred stock. The Board noted that, as dealer manager, Eagle Point Securities LLC receives a dealer manager fee in connection with sales of shares in the at-the-market offering; however, the Board noted that in certain instances, all or a substantial portion of Eagle Point Securities LLC's compensation is waived or re-allowed to the applicable third-party selling intermediary.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s prospectus, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website (www.eaglepointincome.com).

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management LLC and its affiliates who need to know your personal information to perform their jobs and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

* * * * *

End of Semiannual Report. Back Cover Follows.

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend
Disbursement and Stockholder Servicing Agent

Equiniti Trust Company, LLC
28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.

Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
January 1, 2025 – January 31, 2025	–	–	–	–
February 1, 2025 – February 28, 2025	–	–	–	–
March 1, 2025 – March 31, 2025	–	–	–	–
April 1, 2025 – April 30, 2025	–	–	–	–
May 1, 2025 – May 31, 2025	–	–	–	–
June 1, 2025 – June 30, 2025	488,575	$13.28	488,575	$43,504,949
Total	488,575	$13.28	488,575	$43,504,949

(1)	On June 9, 2025, the registrant announced a program to repurchase up to $50 million of the registrant’s common stock. The repurchase program will remain in effect until June 9, 2026.

Item 15. Submission of Matters to a Vote of Security Holders

None.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 12, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 12, 2025

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (Principal Financial Officer)
Date:	August 12, 2025